Exhibit 99.1

Black Ridge Oil & Gas Announces First Quarter 2014 Financial and Operational Results

Average Daily Production of 525 Boe/day, Up 117% From Q1 2013 and 47% From Q4 2013

Adjusted EBITDA Increased to $2.4 Million, Up 142% From Q1 2013

MINNETONKA, MN – May 13, 2014 – Black Ridge Oil & Gas, Inc. (“the Company”) (OTCQB: ANFC), a growth-oriented exploration and production (E&P) company focused on non-operated Bakken and Three Forks properties, today announced financial and operating results for the three months ended March 31, 2014.

First Quarter 2014 Highlights

•	Production average of 525 barrels of oil equivalent per day (“Boe/d”) for the first quarter of 2014, representing 117% growth from the first quarter of 2013 and 47% growth compared to the fourth quarter of 2013
•	Adjusted EBITDA increased to $2.4 million compared to $982 thousand for the first quarter of 2013, representing a 142% increase
•	Oil and gas sales, excluding the effect of derivatives, totaled $4.0 million, an increase of 111% compared to the first quarter of 2013; total revenues, including the effect of derivatives, increased 94% to $3.7 million compared to the same period a year ago
•	The Company participated in the completion of 35 gross (0.64 net) wells, resulting in a total of 188 gross (5.51 net) producing wells as of March 31, 2014
•	As of March 31, 2014, the Company was participating in an additional 51 gross (2.02 net) wells that were preparing to drill, drilling, awaiting completion or completing

First Quarter 2014 Operational Results

Production for the first quarter of 2014 totaled 47.2 thousand barrels of oil equivalent (“MBoe”), averaging 525 Boe/d. This represents 117% growth from the first quarter of 2013 and 47% growth compared to the fourth quarter of 2013 on a Boe/d basis.

In the first quarter of 2014, the Company participated in the completion of 35 gross (0.64 net) wells, compared to 7 gross (0.29 net) wells in the first quarter of 2013. Well additions continue to be driven by development in both the Stockyard Creek and Corral Creek prospects.

As of March 31, 2014, the Company had participated in a total of 188 gross (5.51 net) producing wells, compared to 73 gross (2.59 net) wells in the first quarter of 2013, representing an increase of 113% on a net well basis.

In addition to the 5.51 net producing wells, the Company owned working interests in 51 gross (2.02 net) wells that were preparing to drill, drilling, awaiting completion, or completing as of March 31, 2014.

The Company controlled approximately 10,370 net mineral acres in the Bakken and Three Forks formations in North Dakota and eastern Montana as of the end of the first quarter of 2014.

Management Comment

“We are pleased with the first quarter results and incremental production growth, particularly in light of the harsh winter conditions that resulted in slowed development and increased well downtime,” commented Ken DeCubellis, Black Ridge’s Chief Executive Officer. “As we look toward the rest of 2014, we are excited about the quantity and quality of recently completed wells and wells currently in our drilling and completing inventory. The Stockyard Creek prospect is performing above expectations, highlighted by the recently completed Blackdog 3-13-14H, which produced an average of 1,009 barrels of oil per day over its first 30 days online. The Company is well positioned to deliver significant production growth and increased shareholder value in the coming months and years.”

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First Quarter 2014 Financial Results

Revenues for the first quarter of 2014 increased 94% to $ 3.7 million compared to $1.9 million for the first quarter of 2013, driven primarily by the 117% increase in production. Average realized prices on a Boe basis decreased 5%, after the effect of settled derivatives, in the first quarter of 2014 compared to the first quarter of 2013. Also included in 2014 revenues was a mark-to-market loss on unsettled derivatives of $0.2 million. The Company had no derivatives in the first quarter of 2013.

For the first quarter of 2014, the Company’s realized oil price was $87.99 per barrel of oil, before the effect of settled derivatives. The Company’s realized price was 11% per barrel below the NYMEX WTI benchmark in the first quarter of 2014. For the first quarter of 2014, the Company’s realized price for natural gas, including natural gas liquids, was $9.58 per MCF, as compared to $6.68 per MCF in the first quarter of 2013, an increase of 43%. The realized price, including settled derivatives, was $82.91/Boe, a 5% decrease from the first quarter of 2013, but a 2% increase over the fourth quarter of 2013.

Production expenses increased to $507 thousand in the first quarter of 2014 from $269 thousand in the first quarter of 2013, driven primarily by the Company’s production growth. On a per unit basis, this equated to a decrease in production expenses to $10.75/Boe in the first quarter of 2014 from $12.33/Boe in the first quarter of 2013.

Production taxes increased to $405 thousand in the first quarter of 2014 from $219 thousand in the first quarter of 2013, driven primarily by increased production. For the first quarter of 2014, production taxes averaged 10.1% of oil and gas sales as compared to 11.5% for the first quarter of 2013. Increases in the percentage of gas sales to oil sales and increases in the percentage of oil sales in lower production tax jurisdictions are pushing production taxes as a percentage of oil and gas sales lower.

General and administrative (“G&A”) expenses increased to $771 thousand for the first quarter of 2014 from $604 thousand for the first quarter of 2013. On a per Boe basis, G&A expenses decreased 41% from $27.68/Boe for the first quarter of 2013 to $16.33/Boe for the first quarter of 2014.

Depletion, depreciation, amortization, and accretion (“DD&A”) totaled $1.6 million in the first quarter of 2014 compared to $0.7 million in the first quarter of 2013. Depletion expense, the largest component of DD&A, was $33.61/Boe in the first quarter of 2014 compared to $32.09/Boe in the first quarter of 2013.

Interest expense in the first quarter of 2014 was $1.1 million as compared to $0.2 million in the first quarter of 2013, primarily driven by increased borrowings as we financed acquisitions and well development.

The Company reported net loss attributable to common stockholders of $382 thousand, or $(0.01) per basic and diluted common share for the first quarter of 2014, compared to net income of $ 314 thousand, or $0.01 per basic and diluted common share, for the first quarter of 2013.

The Company recorded adjusted EBITDA of $2.4 million in the first quarter of 2014, an increase of 142% as compared to adjusted EBITDA of $0.9 million in the first quarter of 2013. Adjusted EBITDA is a non-GAAP financial measure. Please refer to the reconciliation in this release for additional information about this measure.

Liquidity Position

The Company ended the first quarter of 2014 with $38.9 million drawn on its Senior and Subordinate Credit Facilities. Subsequent to March 31, 2014, the Company announced an increase in availability under the facilities to $50 million from $43 million. The Company intends to fund future development through operating cash flow and additional borrowings from the existing credit facilities.

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Well Update

Producing Wells: The following table sets forth Bakken and Three Forks wells in which Black Ridge holds a participating interest that were completed or acquired during the quarter ending March 31, 2014.

Well	Operator	Location	WI(1)
Coopers 2-15-14HBK	Slawson	Williams, ND	8.4%
Little Creature 1-15-14H	Slawson	Williams, ND	8.4%
Tooheys 4-15-14HBK	Slawson	Williams, ND	8.4%
Pasternak Trust 157-100-19C-18-2H	Halcon	Williams, ND	7.8%
Blackdog 3-13-14H	Slawson	Williams, ND	7.5%
Orlynne 2-3H	SM Energy	Divide, ND	5.5%
Moline 157-100-20D-17-2H	Halcon	Williams, ND	1.6%
Moline 157-100-20D-17-3H	Halcon	Williams, ND	1.6%
Amy 2-5H1	Continental	Stark, ND	1.5%
Miller 157-101-12D-1-2H	Halcon	Williams, ND	1.1%
CCU Columbian 14-36TFH	Burlington Resources	Dunn, ND	0.8%
CCU Columbian 24-36TFH	Burlington Resources	Dunn, ND	0.8%
CCU Columbian 33-1MBH	Burlington Resources	Dunn, ND	0.8%
CCU Columbian 33-1TFH	Burlington Resources	Dunn, ND	0.8%
CCU Columbian 43-1MBH	Burlington Resources	Dunn, ND	0.8%
CCU Columbian 43-1TFH	Burlington Resources	Dunn, ND	0.8%
CCU Mainstreeter 14-24TFH	Burlington Resources	Dunn, ND	0.8%
CCU Powell 31-29MBH	Burlington Resources	Dunn, ND	0.8%
CCU William 14-20MBH	Burlington Resources	Dunn, ND	0.8%
CCU William 14-20TFH	Burlington Resources	Dunn, ND	0.8%
CCU William 34-20MBH	Burlington Resources	Dunn, ND	0.8%
CCU William 44-20TFH	Burlington Resources	Dunn, ND	0.8%
Kelter 7-12H3	Oasis	Williams, ND	0.4%
Kelter 7-1H2	Oasis	Williams, ND	0.4%
Kelter 7-1HTF3	Oasis	Williams, ND	0.4%
Kelter 7-6HTF	Oasis	Williams, ND	0.4%
Kelter 7-6HTF2	Oasis	Williams, ND	0.4%
Archer 14-25TFH	Burlington Resources	McKenzie, ND	0.2%
Archer 24-25MBH	Burlington Resources	McKenzie, ND	0.2%
Archer 24-25TFH	Burlington Resources	McKenzie, ND	0.2%
Archer 34-25TFH	Burlington Resources	McKenzie, ND	0.2%
Archer 44-25MBH	Burlington Resources	McKenzie, ND	0.2%
Archer 44-25TFH	Burlington Resources	McKenzie, ND	0.2%
P Scanlan 153-98-16-9-5-12H	Kodiak	Williams, ND	0.1%
P Scanlan 153-98-16-9-5-5H	Kodiak	Williams, ND	0.1%

(1)	The working interests are based on Black Ridge’s internal records and may be subject to change by operators' third-party legal counsel in preparing final division order title opinions for each well.

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“Drilling” Wells: The following table sets forth Bakken and Three Forks wells in which Black Ridge holds a participating interest that are either preparing to drill, drilling, awaiting completion or completing as of March 31, 2014.

Well	Operator	Location	WI(1)
Mandaree 17-05H	EOG	McKenzie, ND	12.5%
Mandaree 135-05H	EOG	McKenzie, ND	12.5%
Mandaree 110-05H	EOG	McKenzie, ND	12.5%
Dorothy 3-27HST	SM Energy	Divide, ND	12.1%
Bootleg 5-14-15TFH	Slawson	Williams, ND	11.3%
Bootleg 4-14-15TFH	Slawson	Williams, ND	11.3%
Matilda Bay 2-15H	Slawson	Williams, ND	10.0%
Matilda Bay 1-15H	Slawson	Williams, ND	10.0%
Wallace 1-6H	Continental	Williams, ND	8.5%
E Rennerfeldt 2-13H	Slawson	Williams, ND	8.1%
E Rennerfeldt 1-13H	Slawson	Williams, ND	8.1%
Inga Federal 41X-29H	XTO	Dunn, ND	7.9%
Inga Federal 41X-29D	XTO	Dunn, ND	7.9%
Inga Federal 41X-29C	XTO	Dunn, ND	7.9%
Pasternak Trust 157-100-19C-18-3H	Halcon	Williams, ND	7.8%
Duckstein 1-13-14HTF	Slawson	Williams, ND	7.5%
Billabong 2-13-14HBK	Samson Oil and Gas	Williams, ND	7.5%
Ironbank 5-14-13TFH	Slawson	Williams, ND	5.4%
Ironbank 4-14-13TFH	Slawson	Williams, ND	5.4%
Margaret 5-8 #5TFH	Statoil	McKenzie, ND	2.0%
Margaret 5-8 #3TFH-R	Statoil	McKenzie, ND	2.0%
Miller 157-101-12D-1-4H	Halcon	Williams, ND	1.1%
Miller 157-101-12D-1-3H	Halcon	Williams, ND	1.1%
Jersey Federal 25-6H	Continental	Mountrail, ND	0.8%
Jersey Federal 24-6H3	Continental	Mountrail, ND	0.8%
Jersey Federal 23-6H1	Continental	Mountrail, ND	0.8%
Jersey 29-6H	Continental	Mountrail, ND	0.8%
Jersey 28-6H3	Continental	Mountrail, ND	0.8%
Jersey 27-6H1	Continental	Mountrail, ND	0.8%
Jersey 26-6H2	Continental	Mountrail, ND	0.8%
CCU William 44-20MBH	Burlington Resources	Dunn, ND	0.8%
CCU Red River 34-9TFH	Burlington Resources	Dunn, ND	0.8%
CCU Red River 34-9MBH	Burlington Resources	Dunn, ND	0.8%
CCU Red River 24-9MBH	Burlington Resources	Dunn, ND	0.8%
CCU Powell 41-29TFH	Burlington Resources	Dunn, ND	0.8%
CCU Powell 41-29MBH	Burlington Resources	Dunn, ND	0.8%
CCU Olympian 44-35TFH	Burlington Resources	Dunn, ND	0.8%
CCU Olympian 44-35MBH	Burlington Resources	Dunn, ND	0.8%
CCU North Coast 11-25TFH	Burlington Resources	Dunn, ND	0.8%
CCU Four Aces 34-21TFH	Burlington Resources	Dunn, ND	0.8%
CCU Four Aces 34-21MBH	Burlington Resources	Dunn, ND	0.8%
CCU Four Aces 24-21TFH	Burlington Resources	Dunn, ND	0.8%
CCU Four Aces 24-21MBH	Burlington Resources	Dunn, ND	0.8%
CCU Four Aces 14-21TFH	Burlington Resources	Dunn, ND	0.8%
CCU Corral Creek 31-28TFH	Burlington Resources	Dunn, ND	0.8%
CCU Corral Creek 31-28MBH	Burlington Resources	Dunn, ND	0.8%
CCU Corral Creek 21-28TFH	Burlington Resources	Dunn, ND	0.8%
CCU Corral Creek 11-28TFH	Burlington Resources	Dunn, ND	0.8%
CCU Corral Creek 11-28MBH	Burlington Resources	Dunn, ND	0.8%
CCU Burner 41-26TFH	Burlington Resources	Dunn, ND	0.8%
CCU Burner 41-26MBH	Burlington Resources	Dunn, ND	0.8%

(1)	The working interests are based on Black Ridge’s internal records and may be subject to change by operators' third-party legal counsel in preparing final division order title opinions for each well.

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Non-GAAP Financial Measures

In addition to reporting net income (loss) as defined under GAAP, we also present Adjusted Net Income (Loss) and Adjusted EBITDA. We define Adjusted Net Income (Loss) as net income, excluding net losses on the mark-to-market of derivatives, net of tax. We define Adjusted EBITDA as net income before (i) interest expense, (ii) income taxes, (iii) depreciation, depletion and amortization, (iv) accretion of abandonment liability, (v) losses on the mark-to-market of derivatives, and (vi) non-cash expenses relating to share based payments recognized under ASC Topic 718. We believe the use of non-GAAP financial measures provides useful information to investors regarding our current financial performance; however, Adjusted Net Income (Loss) and Adjusted EBITDA do not represent, and should not be considered alternatives to GAAP measurements. We believe these measures are useful in evaluating our fundamental core operating performance. Specifically, we believe the non-GAAP Adjusted Net Income (Loss) and Adjusted EBITDA results provide useful information to both management and investors by excluding certain income and expenses that our management believes are not indicative of our core operating results. Although we use Adjusted Net Income (Loss) and Adjusted EBITDA to manage our business, including the preparation of our annual operating budget and financial projections, we believe that non-GAAP financial measures have limitations and do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP financial measures. A reconciliation of Adjusted Net Income (Loss) and Adjusted EBITDA to Net Income, GAAP, is included below:

BLACK RIDGE OIL & GAS, INC.

RECONCILIATION OF ADJUSTED NET INCOME (Loss)

(Unaudited)

	Three Months Ended
	March 31,
	2014	2013
Net Income (Loss)	$(381,560)	$313,813
Add back:
Losses on the mark-to-market of derivatives, net of tax (a)	134,835	–
Adjusted Net Income (Loss)	$(246,725)	$313,813

Weighted average common shares outstanding - basic	47,979,990	47,979,990
Weighted average common shares outstanding - fully diluted	47,979,990	48,493,840

Net income (loss) per common share - basic	$(0.01)	$0.01
Subtract:
Change due to Settlement Income, Net of Tax	–	–
Adjusted Net Income (loss) per common share - basic	$(0.01)	$0.01

Net income (loss) per common share - fully diluted	(0.01)	$0.01
Subtract:
Change due to Settlement Income, Net of Tax	–	–
Adjusted Net Income (Loss) per common share - fully diluted	$(0.01)	$0.01

(a)Adjusted to reflect tax expense, computed based on our effective tax rate of approximately 37%, of $79,200 for the three months ended March 31, 2014.

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Black Ridge Oil & Gas, Inc.

Reconciliation of Adjusted EBITDA

(Unaudited)

	Three Months Ended
	March 31,
	2014	2013
Net income (loss)	$(381,560)	$313,813
Add back:
Interest expense, net, excluding amortization of warrant based financing costs	929,378	222,772
Income tax provision	(284,023)	(433,788)
Depreciation, depletion, and amortization	1,594,857	705,536
Accretion of abandonment liability	4,505	1,152
Share based compensation	297,762	172,453
Unrealized loss on derivatives	214,035	–

Adjusted EBITDA	$2,374,954	$981,938

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Financial and Statistical Data Tables

Following are the financial highlights for the comparative three month period ended March 31, 2014 and 2013. The following information is based on GAAP reported earnings, with additional required disclosures included in the Company's Form 10-Q:

BLACK RIDGE OIL & GAS, INC.

CONDENSED BALANCE SHEETS

	March 31,	December 31,
	2014	2013
ASSETS	(Unaudited)

Current assets:
Cash and cash equivalents	$60,606	$1,150,347
Accounts receivable	3,065,934	1,905,467
Advances to operators	2,301,750	1,214,662
Prepaid expenses	34,586	26,142
Total current assets	5,462,876	4,296,618

Property and equipment:
Oil and natural gas properties, full cost method of accounting:
Proved properties	85,695,403	79,361,432
Unproved properties	2,311,351	2,798,795
Other property and equipment	123,576	115,482
Total property and equipment	88,130,330	82,275,709
Less, accumulated depreciation, amortization, depletion and allowance for impairment	(11,108,291)	(9,513,434)
Total property and equipment, net	77,022,039	72,762,275

Debt issuance costs, net	702,230	772,883

Total assets	$83,187,145	$77,831,776

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$7,857,710	$8,453,709
Accrued expenses	47,084	4,813
Current portion of derivative instruments	370,607	139,065
Total current liabilities	8,275,401	8,597,587

Derivative instruments	57,104	74,611
Asset retirement obligations	188,429	160,665
Revolving credit facilities and long term debt, net of discounts of $2,565,744 and $2,645,582, respectively	36,744,942	30,556,301
Deferred tax liability	3,749,822	4,033,845

Total liabilities	49,015,698	43,423,009

Commitments and contingencies (See note 15)	–	–

Stockholders' equity:
Preferred stock, $0.001 par value, 20,000,000 shares
authorized, no shares issued and outstanding	–	–
Common stock, $0.001 par value, 500,000,000 shares
authorized, 47,979,990 shares issued and outstanding	47,980	47,980
Additional paid-in capital	33,217,035	33,072,795
Retained earnings	906,432	1,287,992
Total stockholders' equity	34,171,447	34,408,767

Total liabilities and stockholders' equity	$83,187,145	$77,831,776
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BLACK RIDGE OIL & GAS, INC.

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months
	Ended March 31,
	2014	2013

Oil and gas sales	$4,030,420	$1,911,299
Loss on settled derivatives	(116,163)	–
Losses on the mark-to-market of derivatives	(214,035)	–
Total revenues	3,700,222	1,911,299

Operating expenses:
Production expenses	507,463	268,806
Production taxes	405,307	219,342
General and administrative	770,773	603,578
Depletion of oil and gas properties	1,586,932	699,725
Accretion of discount on asset retirement obligations	4,505	1,152
Depreciation and amortization	7,925	5,811
Total operating expenses	3,282,905	1,798,414

Net operating income (loss)	417,317	112,885

Other income (expense):
Interest income	–	120
Interest (expense)	(1,082,900)	(232,980)
Total other income (expense)	(1,082,900)	(232,860)

Loss before provision for income taxes	(665,583)	(119,975)

Provision for income taxes	284,023	433,788

Net income (loss)	$(381,560)	$313,813

Weighted average common shares outstanding – basic	47,979,990	47,979,990
Weighted average common shares outstanding - fully diluted	47,979,990	48,493,840

Net income (loss) per common share – basic	$(0.01)	$0.01
Net income (loss) per common share - fully diluted	$(0.01)	$0.01

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BLACK RIDGE OIL & GAS, INC.

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Three Months
	Ended March 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(381,560)	$313,813
Adjustments to reconcile net income (loss)
to net cash provided by operating activities:
Depletion of oil and gas properties	1,586,932	699,725
Depreciation and amortization	7,925	5,811
Amortization of debt issuance costs	70,653	63,073
Accretion of discount on asset retirement obligations	4,505	1,152
Losses on the mark-to-market of derivatives	214,035	–
Accrued payment in kind interest applied to long term debt	208,803	–
Amortization of original issue discount on debt	26,316	–
Amortization of debt discounts, warrants	153,522	–
Common stock warrants granted as financing costs	–	10,088
Common stock options issued to employees	144,240	162,365
Deferred income taxes	(284,023)	(433,788)
Decrease (increase) in current assets:
Accounts receivable	(1,160,467)	(275,927)
Prepaid expenses	(8,444)	7,141
Increase (decrease) in current liabilities:
Accounts payable	252,259	952
Accrued expenses	42,271	40,447
Net cash provided by operating activities	876,967	594,852

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of oil and gas properties	1,234,740	199,800
Purchases of oil and gas properties and development capital expenditures	(7,582,458)	(861,679)
Advances to operators	(1,410,896)	–
Purchases of other property and equipment	(8,094)	–
Net cash used in investing activities	(7,766,708)	(661,879)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances from revolving credit facilities and long term debt	9,350,000	–
Repayments on revolving credit facilities	(3,550,000)	–
Net cash provided by financing activities	5,800,000	–

NET CHANGE IN CASH	(1,089,741)	(67,027)
CASH AT BEGINNING OF PERIOD	1,150,347	1,417,340
CASH AT END OF PERIOD	$60,606	$1,350,313

SUPPLEMENTAL INFORMATION:
Interest paid	$640,978	$104,280
Income taxes paid	$–	$–

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Net change in accounts payable for purchase of oil and gas properties	$(846,354)	$1,613,839
Advances to operators applied to development of oil and gas properties	$321,904	$1,313,298
Capitalized asset retirement costs, net of revision in estimate	$23,259	$(18,098)

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Cautionary Statement as to Forward-Looking Statements

Certain statements contained herein, which are not historical, are forward-looking statements that are subject to risks and uncertainties not known or disclosed herein that could cause actual results to differ materially from those expressed herein. These statements may include projections and other "forward-looking statements" within the meaning of the federal securities laws. Any such projections or statements reflect Black Ridge Oil & Gas current views about future events and financial performance. No assurances can be given that such events or performance will occur as projected and actual results may differ materially from those projected. Important factors that could cause the actual results to differ materially from those projected include, without limitation, general economic or industry conditions nationally and/or in the communities in which our Company conducts business, volatility in commodity prices for crude oil and natural gas, environmental risks, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital or have access to debt financing, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, increases in operator costs, other economic, competitive, governmental, regulatory and technical factors affecting our Company's operations, products, services and prices and other risks inherent in the Company's businesses that are detailed in the Company's Securities and Exchange Commission ("SEC") filings. Readers are encouraged to review these risks in the Company's SEC filings.

About the Company

Black Ridge Oil & Gas is an oil and gas exploration and production company based in Minnetonka, Minnesota. Black Ridge's focus is exclusive to the Williston Basin Bakken and Three Forks trend in North Dakota and Montana. Black Ridge Oil & Gas controls approximately 10,370 net acres in the Bakken and/or Three Forks development. For additional information, visit the Company's website at www.blackridgeoil.com.

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Contact

Black Ridge Oil & Gas, Inc.

Brenda Blume, Director of Investor and Public Relations

952-582-4303

Ken DeCubellis, Chief Executive Officer

952-426-1241

www.blackridgeoil.com

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